UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDED FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08702

ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2007

Date of reporting period: March 31, 2007

Explanatory Note:

The Registrant is filing this Amendment to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission on June 5, 2007 to amend Item 1: “Reports to Stockholders” with respect to the semi-annual report to stockholders. The purpose of the amendment is to correct Note B (Advisory Fee and Other Transactions with Affiliates) of the Notes to Financial Statements.

Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Supplement dated July 26, 2007 to the Semi-Annual Report dated March 31, 2007 of Alliance All-Market Advantage Fund.

The following replaces certain information on page 14 in the Semi-Annual Report under the heading “Note B—Advisory Fee and Other Transactions with Affiliates”, paragraph one, which incorrectly described the fund’s advisory fee.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays the Adviser a fee comprised of a basic fee (the “Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 1000® Growth Index ( the “Index”). The Basic Fee is .80% of the average of the net assets of the Fund, and may be adjusted upward or downward by up to .15%. Prior to February 12, 2007, the Basic Fee was 1.25% of the average of the net assets of the Fund and could have been adjusted upward or downward by up to .55%. From October 1, 2006 through February 11, 2007, the Adviser voluntarily waived .10% of the Basic Fee; such waiver amounted to $18,610. Under the terms of the Investment Advisory Agreement, the performance period for calculation of adjustments to the Basic Fee is a rolling 36-month period ending with the most recent calendar month. During the six months ended March 31, 2007, the fee, as adjusted, amounted to 1.08% of the Fund’s average net assets.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

You should retain this Supplement with your Semi-Annual Report for future reference.

SUP-AMA-0152-0707

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance All-Market Advantage Fund, Inc.

By:	/S/ MARC O. MAYER
Marc O. Mayer President

Date: July 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ MARC O. MAYER
Marc O. Mayer President

Date: July 26, 2007

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: July 26, 2007

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